SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 3, 2000
                                                 ------------


                            HOMEGOLD FINANCIAL, INC.
                            ------------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)

                                 South Carolina
                                 --------------
                          (State of Other Jurisdiction
                                of Incorporation)

      00 0-08909                                          57-0513287
----------------------------                ------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


           3901 Pelham Road, Greenville, South Carolina                 29615
          --------------------------------------------------------------------
            (Address of Principal Executive Offices)                 (Zip Code)

                                 (864) 289-5400
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                                 --------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


                                   Copies to:
                                 Eric K. Graben
                     Wyche, Burgess, Freeman & Parham, P.A.
                         44 East Camperdown Way (29601)
                                  P.O. Box 728
                            Greenville, SC 29602-0728
                                 (864) 242-8200

ITEM 5: OTHER EVENTS.

     On July 3, 2000, Kevin J. Mast resigned as Executive Vice President, Chief Financial Officer and Treasurer of the Company in order to pursue other interests. Mr. Mast also resigned from all positions he held with the Company's subsidiaries. William E. Long, Jr., the Company's Executive Vice President, General Counsel and Assistant Secretary will serve as interim Chief Financial Officer of the Company while the Company conducts a search for a permanent replacement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HOMEGOLD FINANCIAL, INC.

Date: July 7, 2000                           By:  /s/  William E. Long, Jr.
      -------------------------                  -----------------------------
                                                 William E. Long, Jr.
                                                 Executive Vice President,
                                                 General Counsel &
                                                 Assistant Secretary